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                                                                   EXHIBIT 10.15

                              EXTENSION AGREEMENT

                            DATA PROCESSING CONTRACT

       BETWEEN MERCANTILE BANK OF WEST MICHIGAN AND FISERV SOLUTION, INC.
                        UNDER THE TERMS OF THE AGREEMENT
                            DATED SEPTEMBER 10, 1997

WHEREAS it is in the best interest of Mercantile Bank of West Michigan (Client) and Fiserv Solutions, Inc. (Fiserv) to extend the relationship represented by the above captioned contract

     and

WHEREAS such extension shall provide for terms and conditions in addition to those in the current contract;

The parties to the agreement hereby agree to the following additional terms and conditions. These are understood to be additional terms except in the instances where they conflict with the original contract in which case the terms of this Extension Agreement will take precedence. All non-conflicting terms and conditions of the original contract will continue to apply during the extension term.

TERM

The initial term of the agreement is extended 3 years from the expiration of the current contract or until December 31, 2003.

PRICING

The monthly processing fee for 1 to 15,000 accounts (open and closed deposit and loan accounts) will be $0.72 account.

The monthly processing fee for accounts over 15,000 (open and closed deposit and loan accounts) will be $0.69 per account.

The standard monthly processing fee of $0.04 per account with a minimum of $400.00 for ExecuBanc will be included in the monthly per account processing cost.

Fifteen (15) Smart Reports will be included in the base monthly fee.

The monthly processing fee for Network Support Services will be $15.00 per station address.

There will be no price increase in year one of the contract extension. Any price increases beyond year one of the extension will be limited to CPI.

CONFIDENTIALITY

Fiserv and Client agree to keep confidential without disclosure to third parties, the prices, terms, and conditions of this Agreement.

In witness whereof, the parties hereto have caused this Extension Agreement to be executed by their duly authorized representatives as of the date indicated below.

Mercantile Bank of West Michigan             Fiserv Solutions, Inc.

By:       /s/ ROBERT B. KAMINSKI        By:       /s/ DAVID SANTI
       -----------------------------           ---------------------------------

Name:     Robert B. Kaminski            Name:     David Santi
       -----------------------------           ---------------------------------

Title:    SVP                           Title:    EVP
       -----------------------------           ---------------------------------

Dated:    5-12-00                       Dated:    5-24-00
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